Chardan Metropol Acquisition Corp.

c/o IFC Metropol

13 Donskaya Ulitsa
Moscow, Russia 119049

_________, 2012

IFC Metropol

13 Donskaya Ulitsa

Moscow, Russia 119049

Gentlemen:

This letter will confirm our agreement that commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) relating to the initial public offering of the securities of Chardan Metropol Acquisition Corp. (the “Company”) and continuing until the consummation by the Company of an acquisition transaction or the distribution of the trust account to the Company’s then public shareholders (as described in the Registration Statement), IFC Metropol (the “Firm”) shall make available to the Company, free of charge, certain general and administrative services, including the use of office space, utilities and secretarial support, as may be required by the Company from time to time, at 13 Donskaya Ulitsa, Moscow, Russia 119049 (or any successor location).

Very truly yours,

CHARDAN METROPOL ACQUISITION CORP.

By:
Name:
Title:

Agreed to and Accepted as of the date first written above by:

IFC METROPOL

By:
Name:
Title:

Services Agreement